UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

FSONA SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-120382

(Commission File Number)

Currently Being Obtained

(IRS Employer Identification No.)

11120 Horseshoe Way, Suite 140, Richmond, British Columbia, Canada V7Q 5H7

(Address of principal executive offices and Zip Code)

(604) 273-6333

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant

On April 30, 2007, Manning Elliott LLP, Chartered Accountants, resigned as our principal independent accountant. On the same date, we engaged BDO Dunwoody LLP, Chartered Accountants, as our new principal independent accountant to audit our financial statements. On April 30, 2007, our board of directors approved the change of accountants to BDO Dunwoody LLP.

Manning Elliott LLP’s report on our financial statements for the past two most recent fiscal years ended June 30, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Manning Elliott LLP’s reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended June 30, 2006 and 2005, there were no disagreements, resolved or not, with Manning Elliott LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott LLP, would have caused Manning Elliott LLP to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

During the years ended June 30, 2006 and 2005, and in the subsequent interim period through the date hereof, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We received a letter from Manning Elliott LLP, dated May 14, 2007, stating that it agreed with the disclosure contained herein. A copy of the letter from Manning Elliott LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Other than set out below, during the years ended June 30, 2006 and 2005, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with BDO Dunwoody LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has BDO Dunwoody LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Prior to the acquisition by our company of FSona Systems Corp., a private Nevada corporation, which is described in our current report on Form 8-K filed on February 13, 2007, BDO Dunwoody LLP was engaged as FSona Systems’ principal independent accountants since March 27, 2005.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1	Letter from Manning Elliott LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FSONA SYSTEMS CORP.

/s/ Lori Bolton

Lori Bolton

Director

Date: May 16, 2007